
Winner WINNER MEDICAL



Winner Medical Group, Inc.

(OTC BB: WMDG)

A Leading Medical Dressings Manufacturer and Distributor

February 2008

Safe Harbor Statement



This presentation contains certain statements that may include "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact included herein are "forward-looking statements" including statements regarding Winner Medical Group Inc. and its subsidiary companies business strategy, plans and objective and statements of non-historical information. These forward looking statements are often identified by the use of forward-looking terminology such as "believes," "expects" or similar expressions, involve known and unknown risks and uncertainties. Although Winner Medical Group Inc. believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Winner Medical Group Inc.'s actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in Winner Medical Group Inc.'s periodic reports that are filed with and available from the Securities and Exchange Commission. All forward-looking statements attributable to Winner Medical Group Inc. or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, Winner Medical Group Inc. does not assume a duty to update these forward-looking statements.

Winner WINNER MEDICAL

Company Overview





Winner Medical Group is a leading company engaged in the research, development, manufacture and marketing of medical care, wound care, home care and PurCotton products

#1 Exporter by Volume of Medical Dressing (Medical and Wound Care) Products from China

- Accounts for approximately 10% of total export volume

4 Business Lines: Medical Care, Wound Care, Home Care and PurCotton Products

- Over 1,000 marketed products exported to the US, Europe, Japan and Middle East
- 38 patents and patent applications in various products and manufacturing processes
- PurCotton product lines launched in late 2007

Robust Revenue Growth

- 2002 – 2007 CAGR: 28.1%
- Q1 2008 consolidated net sales of $19.33 million represents 22% growth y-o-y

Company Facts:

- Founded in 1991
- Headquarters: Shenzhen, China
- Manufacturing plants: Shenzhen, Hubei, Shanghai in China
- Employees: 5,000+

Stock Information:

- Traded OTC BB since December 2005
- Ticker symbol: "WMDG"
- 44.7 million common shares outstanding
- ~15% public float
- Fiscal year end: September 30
- Investor Information at: http://www.winnermedical.com

Company History and Key Milestones





Winner Zhuhai founded in February 1991
Winner Chongyang and Jingmen established to engage in weaving and bleaching. Winner Medical Group is able to manage the manufacturing process from raw material to finished products
Winner Shenzhen established in January 1997
Winner Yichang established in April 1999
Winner Hubei (Tianmen) established in 2000
Winner Medical Group moved its headquarters to Shenzhen in September 2001
Winner Jiayu established in February 2001
Winner Xishui (Winner Medical Group has 40% ownership) established in 2003
Winner Huanggang and Winner Shanghai established in March 2005
Start trading on OTC Bulletin Board in December 2005 under the symbol of WMDG
PurCotton launch and production lines commenced operation in late 2007
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007

Winner WINNER MEDICAL



Executing a Focused Strategy to Drive Growth and Profitability

- Consolidate Product Portfolio & Customer Mix to Drive Margin Growth
  - Migrating to higher margin products and reducing production and offering of non-core and low growth products
  - Focus on expansion and penetration into leading international brands that focus on high quality and willing to pay premium for quality
  - Market "Winner" brand in developing markets in the Middle East, SE Asia and South America
- Deepen Penetration into Existing OEM Customers with New Products
  - FDA and CE pipeline
  - Promote PurCotton products in Japan, U.S. and Europe
  - Market Winner Medical as a total procurement solution provider
- Develop Distribution Network to Capture Opportunities in China
  - Dedicated sales team in Guangdong province and Beijing
  - Direct sales to more than 30 hospitals
- Market Newly Developed Products of PurCotton by Leveraging Current Customer Base in Developed Markets
  - Good reception of PurCotton products from Japanese customers
  - Various products for Europe and US markets are under testing phase
  - Operating room towels, a PurCotton product, for the US and Australian clients in trial production
- Pursue M&A Opportunities to Enhance R&D Capabilities and Capacities
  - Targeting companies with sound domestic distribution networks
  - Targeting companies with strong R&D capabilities, technical know-how or products already licensed with FDA, CE or other authorities

Global Medical Supply Demand is Rising

Growing Demand in Multiple Market Segments

- Industry demand driven by technological advances and new healthcare industry demands
- Favorable market trends:
  - Aging demographics
  - Hospitals seeking to reduce costs, fuelling demand for alternative products that increase efficiency and reduce labor costs
  - Environmental concerns warrant demand for environmental friendly products
- Global surgical and wound care market forecasted to grow from $7 billion in 2007 to $9 billion in 2010#
- US demand for disposable medical supplies expected to grow at 5% p.a. to $70.4 billion in 2011*

Surgical Sealants, Glues & Wound Closure Global Market, 2006-2011


$millions
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
2006
2007
2008
2009
2010
2011
Year
REST OF WORLD
LATIN AMERICA
BENELUX
SPAIN
ITALY
FRANCE
UK
GERMANY
JAPAN
USA

Source: MedMarket Diligence, LLC, report #S145; http://www.mediligence.com/rpt/rpt-s145.htm

MedMarket Diligence, LLC
* Freedonia

WINNER MEDICAL

Growth in Exports from China



Strengthening Overseas Market Penetration

- Export growth is driven by manufacturing shift to lower-cost labor and manufacturing areas
- China exported $581 million worth of medical dressing (medical and wound care) products in 2006*
  - Winner Medical is China's largest exporter, commanding approximately 10% of the country's export market share
  - # 1 exporter in 2002-2006

Winner Medical is Building Share among Leading International OEMs

- OEM customers demand high quality and are willing to pay premium
- WMDG provides increasingly customized products, with specialized design, manufacturing and packaging services

Medical Dressing Exports from China


US$
2006
581,130,000
2005
525,490,000
2004
439,100,000
2003
352,650,000
2002
296,690,000
2001
282,580,000
2000
261,470,000
1999
240,010,000
1998
255,200,000
1997
247,940,000

Data source: China Statistical Year Book

China's Medical Supplies Industry is Growing Rapidly



Expanding Domestic Market Position

- Demand in China for disposable medical products has grown 14% per year since 1990#
- Market size for medical devices is estimated to be $8 billion#
- 12.13% of Winner Medical sales were within China in fiscal year 2007

Winner Medical Has Vertically Integrated and Extensive Production Capacities

- Expanding headcount to support sales and distribution network expansion
  - Wound care, medical care and PurCotton products are primary products distributed in China
- Began direct sales to hospitals in Guangdong province, while also installing a distribution network outside Guangdong


中国 CHINA

 # Roth Capital

Scalable Business Model in Strong Growth Segments



Extensive, Diverse Product Portfolio Provides One-Stop-Shop

- Products in four broad categories
  - Medical care products - operating room products, procedural packs, protective products and gauze
  - Wound care products - dressing pads, cotton products, retention products and dental products
  - Home care products - handkerchiefs sweat pads, baby wear and bathing sets
  - PurCotton - jumble rolls for consumer raw materials, operating room towels, lap sponges, swabs and surgical gowns
- Continuous robust revenue growth: 2002-2007 CAGR: 28.1%
- Expanding portfolio of product offerings



80
60
40
20
0
US $ m
58.4
7.89
63.9
5.83
70.3
5.63
2005
2006
2007
Revenue
Net Profit



Medical Care Products

Operating Room Products and Procedural Packs	Protective Products	Gauze Dressing
▪ OR products include surgical gowns, towels and surgical face mask ▪ Procedural packs include dressing packs, drape kits and first aid kits	▪ Include surgical gowns, surgical drapes, protective gowns, non-woven caps, band bags, face masks, polyethylene gloves and sterile pouches	▪ Include gauze sponges, lap sponges, gauze balls, gauze rolls, non-woven sponges, and non-woven balls
 	 	 

Wound Care Products

Dressing Pads and Cotton Products

- Dressing pads include wound dressings and eye pads
- Cotton products include cotton wool swabs, cotton wool balls, and applicators





Retention Products

- Include adhesive and cohesive bandages, adhesive tape, first aid bandages, elastic bandages, gauze bandages, P.O.P. bandages, and foam underwrapping





Dental Care Products

- Products include bibs, cotton dental rolls, tongue depressors, disposable impression trays, dental syringes, disposable traps and disposable surgical tips





Home Care Products



Handkerchiefs	Cosmetic Products	Sweat Pad	Baby Wear
▪ Products are made of 100% cotton material, and are printed with consumer-friendly and trendy and fashionable patterns	▪ Tender and soft, made of cotton, effectively absorbs the blackheads and dirt, with no damage to skin	▪ Made of 100% cotton material, and are printed with trendy and fashionable patterns	▪ Baby wear products use natural high quality fiber to ensure soft, light, thin, breathable, no static, and non-irritating qualities
			

Revenue Expansion Opportunities – Innovative Product Development – PurCotton



Market Opportunities for PurCotton, a Substitute for Woven Cotton and Non-Woven Synthetic Fabric

- PurCotton products can be utilized in various markets
  - Medical disposable market: gauze products and surgical gowns
  - Consumer market: wipes, baby products, and other hygiene products
- PurCotton has superior characteristics of natural cotton material made using non-woven technology
  - It is of higher quality than both woven cotton and non-woven synthetic fabric
  - Stronger, more natural, safer, more durable, healthier sustainable and more Eco-friendly
- Ideal substitute for
  - Woven cotton gauze
    - PurCotton significantly lowers manufacturing cost and reduces production time
    - PurCotton is a durable fabric, with superior absorbency. It has high tensile strength and lower weight while not producing extraneous fibers and lint
  - Non-woven synthetic products
    - PurCotton is a "green" product – non-allergenic and fully biodegradable
    - Price gap with polyester will be narrowed due the rising oil prices

Revenue Expansion Opportunities – Innovative Product Development – PurCotton



PurCotton

- Patented manufacture method of the 100% cotton non-woven products
- Obtained patent in China and Singapore, patent application pending in other 10 countries and regions
- New technology will lower production cost
  - Eliminate about 90% labor costs
  - Significantly reduce production lead time from 2-3 months to less than 10 days
- PurCotton product line: ready for commercialization and in pipelines
  - Customers from the US, Japan and Europe are undergoing factory and production system verification, and product quality testing
  - Lap sponges, swabs and surgical gowns for the EU and US markets are in testing phase
  - OR towels for the US and Australian clients are in trial production









Winner WINNER MEDICAL

Worldwide Marketing and Distribution of Products

Winner Medical Products Sold in More Than 80 Countries and Regions across the World


China

Top Tier Clients Require Premium Quality

Broad Base of Customers

- 16+ years of business relationships with leading multinational medical producers and distributors
- 75% of revenue is to OEM businesses - leading international brands that employ high quality standards
- Diversified customer base of 150+ clients, with the top 10 customers accounting for approximately 45% of 2007 annual revenue

Existing Customers

CardinalHealth	BSN medical	Medeco	vernoncarus
United States	Germany	Netherlands	United Kingdom
COVIDIEN	ARTSANA	MÖLNLYCKE HEALTH CARE	白十字
United States	Italy	Sweden	Japan

Focused and Innovative R&D Capabilities

Driving Innovation through Dedicated R&D

- 80+ professionals dedicated to R&D efforts
- R&D expenses increased from ~1.5% to ~3.0% of revenue over the past three years
- 2007 R&D efforts primarily focused on development of PurCotton and self-adhesive bandages
- PurCotton R&D is enhancing the manufacturing process, shortening the production cycle, reducing waste and improving product quality and cost efficiency
- Continued efforts to develop value-added features with PurCotton products



US$ '000
2,500
2,000
1,500
1,000
500
0
4%
3%
3%
2%
2%
1%
1%
0%
855
1,580
2,050
1.47%
2.50%
2.92%
2005
2006
2007
R&D Expenses
R&D/ Sales

Vertically Integrated and Expanding Production Capacities

Strict Quality Controls; Advanced Production Technology

- Fully integrated production capabilities from upstream raw material processing to export of finished products
- Provides total procurement solutions to customers, including design and R&D support
- Eight factories in Hubei, Shanghai and Shenzhen of China
- All facilities in China occupy nearly 920 thousand square meters
- New production base for PurCotton occupying a total area of approximately 560 thousand square meters in Huanggang
- Three production lines for PurCotton completed in late 2007





Strong and Experienced Management Team



- **Jianquan Li** - CEO
  - Founder of Winner Group and has served as Chairman and CEO since subsidiary company's formation in 1991
  - Chief Executive Officer, President and Director
  - Key to developing the strategic vision; oversees the implementation of business plan
- **Xiuyuan Fang** – CFO
  - Chief Financial Officer, Vice President and Treasurer, and Director
  - Worked in Winner Group since 1999
  - Certified public accountant and has extensive experience in financial management, capital management and tax planning
- **Yagang Xie** – Head of R&D
  - 50 years' experience in chemical technology, weaving, dyeing and finishing
- **Shousheng Li** – Head of Operations
  - 30 years' experience in operation management
- **Wenqun Tan** – Head of International Sales
  - Extensive experience in international sales
- **Junxiong Zeng** – Head of Domestic Sales
  - Experience in manufacture, quality assurance, and R&D

Track Record of Growth with Stable Margins



Q1 2008: Consolidated Net Sales of $19.33 Million, a 21.83% Year-on-Year Increase



Revenue
US$ m
80
60
40
20
0
58.4
63.9
70.3
15.9
19.3
21.83%
2005
2006
2007
1Q07
1Q08



Revenue by Market
US$ m
10
8
6
4
2
0
6.08
4.69
1.37
2.26
1.48
8.91
4.39
2.41
2.62
0.99
Q1 2007
Q1 2008
Europe
Japan
North and South America
China
Other



Attaining Stable Margins
35%
30%
25%
20%
15%
10%
5%
0%
27%
22%
29%
32%
25%
22%
25%
27%
24.84%
10%
9%
10%
8%
9%
8%
8%
7%
6.01%
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
Gross Margin
Net Margin

WINNER MEDICAL



Investment Highlights

- Solid Revenue Growth with a Strong Focus on Profitability
  - Consistent robust revenue growth: CAGR 28.1% 2002-2007
  - Focus on margin growth to enhance profitability
- Extensive Overseas Distribution Network and Strong Market Leadership Position
  - Largest exporter by volume in China's medical dressing industry
  - 16+ years of relationships with multinational produces and distributors
- Scalable Business Model in Strong Growth Segments
  - Solid growth across all markets
  - Comprehensive product range, reckoned quality and strong FDA and CE product pipelines
- Continued Innovation and PurCotton Launch Open New Markets and Drive Medium to Long Term Growth

Winner WINNER MEDICAL



Thank You

WINNER MEDICAL

Appendix

Consolidated Statements of Income and Comprehensive Income



	Three months ended December 31	
	2007	2006
	(Unaudited) US$	(Unaudited) US$
Net sales	19,325,599	15,880,770
Cost of sales	(14,526,018)	(11,944,126)
Gross profit	4,799,581	3,936,644
Other operating income, net	51,551	103,839
Selling, general and administrative expenses	(3,583,820)	(2,501,626)
Income from operations	1,267,312	1,538,857
Interest income	10,478	5,862
Interest expense	(100,659)	(72,259)
Share of undistributed earnings in an equity investee	24,529	56,546
Income before income taxes and minority interests	1,201,660	1,528,606
Income taxes	(64,857)	(28,399)
Income before minority interests	1,136,803	1,500,207
Minority interests	25,273	(5,637)
Net income	1,162,076	1,494,570
Other comprehensive income		
Foreign currency translation difference	1,671,875	723,440
Comprehensive income	2,833,951	2,218,010
Net income per share		
- basic	0.03	0.03
- diluted	0.03	0.03
Weighted average common stock outstanding		
- basic	44,727,171	44,677,171
- diluted	44,852,550	44,685,504

Winner WINNER MEDICAL

Consolidated Balance Sheet – Assets



	December 31 2007 (Unaudited) US$	September 30 2007 (Audited) US$
Current assets:		
Cash and cash equivalents	3,142,685	6,377,488
Accounts receivable, less allowances for doubtful accounts of US$41,988 and US$36,832 at December 31, 2007 and September 30, 2007, respectively	11,712,848	11,279,810
Amounts due from affiliated companies	468,164	405,919
Inventories	14,368,961	11,483,442
Prepaid expenses and other current assets	7,604,673	6,631,492
Income taxes recoverable	122,789	94,698
Deferred tax asset	197,510	192,088
Total current assets	37,617,630	36,464,937
Property, plant and equipment, net	49,173,346	46,827,013
Investment in an equity investee	1,450,079	1,425,550
Intangible assets, net	130,083	130,513
Prepaid expenses and deposits	255,894	246,578
Deferred tax assets	27,500	26,744
Total assets	88,654,532	85,121,335

Winner WINNER MEDICAL

Balance Sheet – Liabilities and Stockholders' Equity

	December 31 2007 (Unaudited) US$	September 30 2007 (Audited) US$
Current liabilities:		
Short-term bank loans	14,105,224	12,781,595
Accounts payable	5,560,520	7,305,581
Accrued payroll and employee benefits	1,615,069	1,299,342
Customer deposits	370,820	362,900
Other accrued liabilities	2,257,280	1,990,871
Amount due to a stockholder	201,626	41,809
Income taxes payable	361,318	303,592
Total current liabilities	24,471,857	24,085,690
Deferred tax liabilities	23,502	22,857
Total liabilities	24,495,359	24,108,547
Commitments and contingencies		
Minority interests	172,315	191,131
Stockholders' equity:		
Common stock, par value $0.001 per share; authorized 495,000,000 stock, stock issued and outstanding December 31, 2007 – 44,727,171 shares; September 30, 2007 – 44,677,171 shares	44,727	44,677
Additional paid-in capital	30,591,747	30,260,547
Retained earnings	25,278,130	24,116,054
Statutory reserves	1,914,344	1,914,344
Accumulated other comprehensive income	6,157,910	4,486,035
Total stockholders' equity	63,986,858	60,821,657
Total liabilities and stockholders' equity	88,654,532	85,121,335

Organizational Structure



Shareholding structure:	
Mr. Li	80.68%
Management & associates	3.80%
Strategic Investor	9.24%
Others	6.28%

Winner Medical Group Inc.

100% control

Winner Group Limited

Eight wholly owned subsidiaries, and three joint venture companies.

- Winner Industries (Shenzhen) Co., Ltd.
- Winner Medical & Textile Ltd. Zhuhai
- Winner Medical & Textile Ltd. Jingmen
- Hubei Winner Textiles Co., Ltd.
- Winner Medical & Textile Ltd. Yichang
- Winner Medical & Textile Ltd. Chongyang
- Winner Medical & Textile Ltd. Jiayu
- Winner Medical (Huanggang) Co., Ltd.

100% owned

- Shanghai Winner Medical Apparatus Co., Ltd. — 60% owned
- Winner Medical & Textile Ltd., Xishui — 40% owned
- Winner Medical Jordan Ltd. — 35% owned

 # Company estimates as of November 2007

PurCotton: Regulatory Approval and Product Launch Methodology



Sample Confirmation
Mass Production
Marketing & Promotion
Market Feedback
Trial Production
MARKETS
PurCotton Products
Japan
China
North American
Europe
6 Months
6 Months
1 Month
3 Months

Marketing and Promotion stage includes targeting the market, market segmentation, implementing marketing and promotion strategy, as well as getting quality certifications and patents issued by third party authorities.

For marketing and promotion purposes, continuously attend conferences organized by INDA (Association of the Nonwoven Fabrics Industry) and other worldwide nonwoven industry organizations.

Trial production stage includes receiving the feedbacks from the customers or end consumers after they have tested products.




Major Products with FDA Approval

#	Class	Classification Name	Proprietary Name (brand name)	Common or Usual Name
1	I	Sling, Arm	Triangular Bandage - Non-Sterile	Triangular bandage - Arm sling
2	I	Cover, Shoe,Operating-Room	Surgical Shoe Cover	Various types of Shoe Covers
3	I	Shoes , Operating-Room	Surgical Shoes	Various types of Surgical Shoes
4	I	Shoe and Shoe Cover, Conductive	Shoe and Shoe cover	Various types of shoes and shoe covers
5	I	Suit, Surgical	Suits	Various Coats, Jackets, and Trousers
6	I	Cap, Surgical	Surgical Caps	Caps
7	II	Gown,Isolation,Surgical	Isolation Gowns	Various types of Isolation Gowns
8	I	Gown,Examination	Cover Gowns	Various types of Cover Gowns
9	II	Gown,Operating-Room	Protection Gown	Various types of Protection Gowns
10	II	Mask,Surgical	Surgical Masks	Masks
11	I	Applicator, Absorbent Tipped	Absorbent Tipped Applicator	Various types of Absorbent Tipped Applicators
12	I	Adhesive,Tape and Bandage	AdhesiveTape and Bandage	Various types of Adhesive Tapes and Bandage
13	I	Pad, Eye	Eye Pad	Eye Pad made of Various materials
14	I	Bandage, Elastic	Elastic Bandages	Various types of Elastic Bandages
15	I	Absorber, Saliva	Saliva absorber	Various types of Saliva Absorber
16	I	Forceps, General % plastic surgery	Forceps	Various types of forceps
17	I	Scissors, general, surgical	Scissors	Various types of scissors

Major Products with FDA Approval *(cont'd)*

#	Class	Classification Name	Proprietary Name (brand name)	Common or Usual Name
18	I	Blade, scalpel	Scalpel	Various types of scalpels
19	I	Depressor, Tongue, Non-surgical	Tongue Depressor	Various Types of Tongue Depressors
20	I	Cotton, roll	Cotton rolls	Various Types of Cotton Rolls
21	I	Evacuator, Oral Cavity	Oral Evacuator	Various types of Oral Evacuators
22	I	Gauze/Sponges, Internal	Gauze sponges	Various types of Gauze Sponges
23	I	Tray, Impression, Preformed	Impression Tray	Various Types of Impression Tray
24	I	Syringes, restorative and impression material	Retoration sryinges	Various types of restoration syringes
25	I	Mouthpiece, Saliva Ejector	Saliva Ejector	Various Types of Saliva Ejectors
26	I	Syringes, periodontic, endodontic, irrigating	periodontic syringe	Various Types of Periodontic Syringes
27	I	Tourniquet, nonpneumatic	Tournique	Various Types of Nonpneunatic Tourniquets
28	I	Tourniquet, Gastro-Urology	Tournique	Various Types of Gastro and urology Tourniquets
29	I	Unit, Operative dental	Multiple	Various Protective Barriers and Sleeves
30	I	Gauze/Sponges, Internal, X-ray Detectable	X-ray Detectable Gauze Sponges, laparotomy sponges	Various types of X-ray Detectable Gauze Sponges, laparotomy sponges
31	I	Fiber, medical, Absorbent	Gauze sponges	Various types of Gauze Sponges
32		Alcohol Pad		

Patented Products/ Processes and Patents in Application



12 Patents; 26 more patents in application

Description of Patent	Patent No. / Patent Application No.	Type	Status
Disposable medical compound eye-protective face mask	ZL 03273570.7 (China)	Utility Model	Granted
100% cotton gauze with protective function	ZL 200620132920.X (China)	Utility Model	Granted
Colored 100% cotton gauze	ZL 200620132922.9 (China)	Utility Model	Granted
Wipes box	ZL 200630060318.5 (China)	Appearance design	Granted
Colored non-woven cloth with special coat	ZL 200620013847.4 (China)	Utility Model	Granted
Spunlace non-woven cloth with special coat and protective function	ZL 200620013845.5 (China)	Utility Model	Granted
Disposable compounded face mask	ZL01256074.X,	Utility Model	Granted

Patented Products/ Processes and Patents in Application *(cont'd)*



12 Patents; 26 more patents in application

Description of Patent	Patent No. / Patent Application No.	Type	Status
Manufacture method of the 100% cotton non-woven medical dressings	ZL 200510033147.1 (China)	Invention	Granted
Manufacture Method of the Spunlace Non-Woven Cloth With X-Ray Detectable Element Produced Thereby	ZL 200510033576.9 (China)	Invention	Granted
Spunlace Non-Woven Cloth With X-Ray Detectable Element Produced Thereby. We added X-Ray detectable elements into the spunlace non-woven cloth so that it can be easily detected by X-ray, thereby avoiding leaving medical dressings in patient's body	ZL 200520055659.3 (China)	Utility Model	Granted
Draw out wipes box	200520035670.3	Utility Model	Granted
Method For Producing Spunlace Non-Woven Cloth, Method For Producing Spunlace Non-Woven Cloth With X-Ray Detectable Element, Spunlace Non-Woven Cloth With X-Ray Detectable Element Produced Thereby	200503941-7 (Singapore)	Invention	Granted

Existing Production Facilities

- Eight factories in Hubei Province, Shenzhen and Huanggang of China
- All facilities in China occupy nearly 920 thousands square meters
  - Hubei factory
    - Major products: gauze swabs
    - Major functions: spinning and making gauze swabs
  - Shenzhen factory
    - Major functions: packaging and sterilization
- A workforce of more than 5000 employees
- Upstream manufacturing facilities strategically located near Yangtze river within cotton growing region
- ISO 9001:2000, ISO 13485: 2003 and CE certification






New Production Facilities

- Total area of PurCotton manufacturing base amounts to approximately 560 thousand square meters in Huanggang, China
- Facilities near shipping ports
- Three production lines commenced operation in 2007, with annual capacity of approximately $25 million at estimated current prices
- Positioned to add production lines in response to market demand



.

WINNER MEDICAL